    As filed with the Securities and Exchange Commission on August 23, 1996

                            Registration No. 33-
           ---------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                              ____________________

                            Tractor Supply Company
           ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                       Delaware                     13-3139732
                 --------------------            -------------------
            (State or Other Jurisdiction of      (I.R.S. Employer
           Incorporation or Organization)        Identification No.)

          320 Plus Park Boulevard, Nashville, Tennessee       37217
       ---------------------------------------------------------------
          (Address of Principal Executive Offices)         (Zip Code)

                     1996 Associate Stock Purchase Plan
                ---------------------------------------------
                          (Full Title of the Plan)

                            Joseph H. Scarlett, Jr.
                             Chairman of the Board
                          and Chief Executive Officer
                             Tractor Supply Company
                            320 Plus Park Boulevard
                          Nashville, Tennessee 37217
                ---------------------------------------------
                    (Name and Address of Agent for Service)

                                 (615) 366-4600
                              ---------------------
         (Telephone Number, Including Area Code, of Agent for Service)

                                    Copy to:
                              Edward M. Kane, Esq.
                             Richards & O'Neil, LLP
                                 43 Arch Street
                          Greenwich, Connecticut 06830
                                 (203) 869-6222

                               _________________

                        The Exhibit Index is on page 10

                                      CALCULATION OF REGISTRATION FEE

- --------------------------------------------------------------------------------------------------------


                                                Proposed               Proposed
Title of                                        Maximum                Maximum
Securities              Amount                  Offering               Aggregate               Amount of
to be                   to be                   Price                  Offering                Registra-
Registered              Registered(1)           Per Share(2)           Price(2)                tion Fee
- ----------              -------------           ------------           --------                ---------
Common Stock,           1,000,000 shares          $21.875              $21,875,000             $7,543
par value
$.008 per share

- --------------------------------------------------------------------------------------------------------



(1) Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement also covers such additional indeterminate number of shares as may be issuable under the Tractor Supply Company 1996 Associate Stock Purchase Plan (the "Plan") as a result of certain stock dividends, stock splits, reorganizations and other similar transactions.

(2) The proposed maximum aggregate offering price, estimated solely for the purpose of calculating the registration fee, has been computed pursuant to Rule 457(h) promulgated under the Securities Act and is based on the average of the high and low prices of Tractor Supply Company's Common Stock, par value $.008 per share (the "Common Stock"), on August 19, 1996, as reported by the Nasdaq National Market.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

                 The document or documents containing the information specified in Part I are not required to be filed by Tractor Supply Company (the "Company") with the Securities and Exchange Commission (the "Commission") as part of this Form S-8 Registration Statement (the "Registration Statement").

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

                 Item 3. Incorporation of Documents by Reference

                 The following documents have been previously filed by the Company with the Commission and are incorporated in this Registration Statement by reference:

                 a. The Company's annual report on Form 10-K for the fiscal year ended December 30, 1995.

                 b. The Company's quarterly report on Form 10-Q for the fiscal quarter ended March 30, 1996.

                 c. The Company's quarterly report on Form 10-Q for the fiscal quarter ended June 29, 1996.

                 d. The description of the Company's Common Stock contained in its Registration Statement on Form 8-A, filed with the Commission on January 31, 1994, as amended by the Form 8-A/A of the Company, filed with the Commission on February 14, 1994, and any amendment or report filed for the purpose of updating such description.

                 All documents subsequently filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") after the date of this Registration Statement and prior to such time as the Company files a post-effective amendment to this Registration Statement indicating that all securities offered hereby have been sold, or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

                 Item 4. Description of Securities

                 Not applicable.

                 Item 5. Interests of Named Experts and Counsel

                 Not applicable.

                 Item 6. Indemnification of Directors and Officers

                 Section 145 of the General Corporation Law of the State of Delaware (the "DGCL") grants each corporation organized thereunder, such as the Company, the power to indemnify its directors and officers against liabilities for certain of their acts. Article VI of the Amended and Restated By-Laws of the Company provides for indemnification of directors and officers of the Company to the extent permitted by Section 145 of the DGCL. Section 102(b)(7) of the DGCL permits a provision in the certificate of incorporation of each corporation organized thereunder, such as the Company, eliminating or limiting, with certain exceptions, the personal liability of a director to the corporation or its stockholders for monetary damages for certain breaches of fiduciary duty as a director. Article Seventh of the Restated Certificate of Incorporation of the Company eliminates the liability of directors except to the extent that such liability arises (i) from a breach of the director's duty of loyalty to the Company or its stockholders, (ii) as a result of acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) from any transaction from which the director derived an improper personal benefit. The foregoing statements are subject to the detailed provisions of Section 102(b)(7) of the DGCL, Article Seventh of the Restated Certificate of Incorporation of the Company and Article VI of the Amended and Restated By-Laws of the Company, as applicable.

                 The Company maintains directors' and officers' liability insurance which insures against certain liabilities that directors and officers of the Company may incur in such capacities.

                 Item 7. Exemption from Registration Claimed

                 Not Applicable.

                 Item 8. Exhibits

                 The following exhibits are filed (except where otherwise indicated) as part of this Registration Statement:

Exhibit No.         Description
- -----------         -----------
   4.1              Restated Certificate of Incorporation of the Company, filed with the Delaware Secretary of State on
                    February 14, 1994 (filed as Exhibit 3.5 to Amendment No. 2 to the Company's Registration Statement
                    on Form S-1, Registration No. 33-73028, filed with the Commission on February 14, 1994, and incorporated herein by reference).

   4.2              Certificate of Amendment of the Restated Certificate of Incorporation of the Company, filed with the
                    Delaware Secretary of State on April 28, 1995 (filed as Exhibit 1 to the Company's quarterly report on Form 10-Q for the fiscal quarter ended July 1, 1995, filed with the Commission on August 4, 1995, and incorporated herein by reference).

   4.3              Amended and Restated By-Laws of the Company (filed as Exhibit 3.7 to the Company's Registration
                    Statement on Form S-1, Registration No. 33-73028, filed with the Commission on December 17, 1993, and incorporated herein by reference).

   4.4              1996 Associate Stock Purchase Plan.

   5                Opinion of Richards & O'Neil, LLP as to the legality of the securities being registered.

  23.1              Consent of Price Waterhouse LLP to the incorporation by reference in this Registration Statement of their report on the financial statements included in the Company's annual report on Form 10-K for the fiscal year ended December 30, 1995.

  23.2              Consent of Richards & O'Neil, LLP (included in the opinion filed as Exhibit 5).

  24.1              Power of Attorney, dated August 5, 1996, of Joseph H. Scarlett, Jr.

  24.2              Power of Attorney, dated August 5, 1996, of Gerald E. Newkirk.

  24.3              Power of Attorney, dated August 5, 1996, of Thomas O. Flood.

  24.4              Power of Attorney, dated August 5, 1996, of Joseph D. Maxwell.

  24.5              Power of Attorney, dated August 5, 1996, of Thomas J. Hennesy, III.

  24.6              Power of Attorney, dated August 5, 1996, of Joseph M. Rodgers.

  24.7              Power of Attorney, dated August 5, 1996, of Douglas J. Tigert.

  24.8              Power of Attorney, dated August 5, 1996, of S.P. Braud.



                 Item 9. Undertakings

                 (a) The undersigned registrant hereby undertakes:

                        (1) To file, during any period in which offers or
                     sales are being made, a post-effective amendment to this Registration Statement:

                                 (i) To include any prospectus required by
                        Section 10(a)(3) of the Securities Act;

                                 (ii) To reflect in the prospectus any facts
                        or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                                 (iii) To include any material information
                        with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                     provided, however, that paragraphs (a)(1)(i) and
                     (a)(1)(ii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                        (2) That, for the purpose of determining any liability
                     under the Securities Act, each such post- effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                        (3) To remove from registration by means of a
                     post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                 (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee, on this 23rd day of August, 1996.

                                        TRACTOR SUPPLY COMPANY

                                        By:/s/ Joseph H. Scarlett, Jr. *
                                           -----------------------------------
                                            Joseph H. Scarlett, Jr.
                                            Chairman of the Board and
                                            Chief Executive Officer

                 Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

 Signature                                 Title                                    Date
 /s/ Joseph H. Scarlett, Jr. *             Chairman of the Board, Chief             August 23, 1996
 -------------------------------           Executive Officer and Director
 Joseph H. Scarlett, Jr.                   (Principal Executive Officer)

 /s/ Gerald E. Newkirk *                   President, Chief Operating Officer       August 23, 1996
 -------------------------------           and Director
 Gerald E. Newkirk

 /s/ Thomas O. Flood *                     Senior Vice President --                 August 23, 1996
- --------------------------------           Administration and Finance,
 Thomas O. Flood                           Treasurer, Chief Financial Officer
                                           and Director (Principal Financial
                                           Officer and Principal Accounting
                                           Officer)

 /s/ Joseph D. Maxwell *                   Director                                 August 23, 1996
 -------------------------------
 Joseph D. Maxwell

 /s/ Thomas J. Hennesy, III *              Director                                 August 23, 1996
 -------------------------------
 Thomas J. Hennesy, III

 /s/ Joseph M. Rodgers *                   Director                                 August 23, 1996
 -------------------------------
 Joseph M. Rodgers

 Signature                                 Title                                    Date
 /s/ Douglas J. Tigert *                   Director                                 August 23, 1996
 -------------------------------
 Douglas J. Tigert

 /s/ S.P. Braud *                          Director                                 August 23, 1996
 -------------------------------
 S.P. Braud



____________________________________



* By:    /s/ Michael J. Kincaid
         ------------------------------
         Michael J. Kincaid
         Attorney-In-Fact

                                 EXHIBIT INDEX


Exhibit No.         Description
   4.1              Restated Certificate of Incorporation of the Company, filed with the Delaware Secretary of State on
                    February 14, 1994 (filed as Exhibit 3.5 to Amendment No. 2 to the Company's Registration Statement
                    on Form S-1, Registration No. 33-73028, filed with the Commission on February 14, 1994, and incorporated herein by reference).

   4.2              Certificate of Amendment of the Restated Certificate of Incorporation of the Company, filed with the
                    Delaware Secretary of State on April 28, 1995 (filed as Exhibit 1 to the Company's quarterly report on Form 10-Q for the fiscal quarter ended July 1, 1995, filed with the Commission on August 4, 1995, and incorporated herein by reference).

   4.3              Amended and Restated By-Laws of the Company (filed as Exhibit 3.7 to the Company's Registration
                    Statement on Form S-1, Registration No. 33-73028, filed with the Commission on December 17, 1993, and incorporated herein by reference).

   4.4              1996 Associate Stock Purchase Plan.

   5                Opinion of Richards & O'Neil, LLP as to the legality of the securities being registered.

  23.1              Consent of Price Waterhouse LLP to the incorporation by reference in this Registration Statement of their report on the financial statements included in the Company's annual report on Form 10-K for the fiscal year ended December 30, 1995.

  23.2              Consent of Richards & O'Neil, LLP (included in the opinion filed as Exhibit 5).

  24.1              Power of Attorney, dated August 5, 1996, of Joseph H. Scarlett, Jr.

  24.2              Power of Attorney, dated August 5, 1996, of Gerald E. Newkirk.

  24.3              Power of Attorney, dated August 5, 1996, of Thomas O. Flood.

  24.4              Power of Attorney, dated August 5, 1996, of Joseph D. Maxwell.

  24.5              Power of Attorney, dated August 5, 1996, of Thomas J. Hennesy, III.

  24.6              Power of Attorney, dated August 5, 1996, of Joseph M. Rodgers.

  24.7              Power of Attorney, dated August 5, 1996, of Douglas J. Tigert.

  24.8              Power of Attorney, dated August 5, 1996, of S.P. Braud.
